Supplement dated May 2, 2024
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At a meeting held on March 25-28, 2024, the Board of Trustees of the John Hancock Variable Insurance Trust approved the following with respect to the John Hancock Variable Insurance Trust – Emerging Markets Value Trust (the "Fund"), effective on or about May 29, 2024 (the "Effective Date"): (i) changes to the Fund’s sub-advisory arrangements such that Boston Partners Global Investors, Inc. will be the sole subadvisor to the Fund, (ii) a reduction in the Fund’s management fee schedule, and (iii) a change to the Fund’s name.
Accordingly, as of the Effective Date the statutory prospectus is amended as follows:
1. The following underlying mutual fund is offered as an investment option under the policy. The name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series II	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series II
2. Appendix A: Underlying Mutual Funds Available Under the Policy is amended and restated as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Equity	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series II (formerly, John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series II) Investment Advisor: John Hancock Variable Trust Advisers LLC Sub-Advisor: Boston Partners Global Investors, Inc.	1.23%*	0.10%	1.33%	14.85%	5.17%	2.81%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Sub-Account Fee. The maximum Low Cost Sub-Account Fee applicable for any Sub-Account is 1.00%.
PROS-0853